UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

GREEN THUMB INDUSTRIES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GREEN THUMB INDUSTRIES INC. 325 W. HURON ST., SUITE 700 CHICAGO, IL 60654 Your Vote Counts! GREEN THUMB INDUSTRIES INC. 2022 Annual General Meeting Vote by June 14, 2022 10:59 PM CT D86077-P65806 You invested in GREEN THUMB INDUSTRIES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 16, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 16, 2022 10:00 a.m. (Central time) Virtually at: www.virtualshareholdermeeting.com/GTBIF2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Number of Directors. Set the number of directors to be elected at the Meeting to 6 (six). 2. Election of Directors. Nominees: 2a. Wendy Berger 2b. Anthony Georgiadis 2c. William Gruver 2d. Benjamin Kovler 2e. Dorri McWhorter 2f. Glen Senk 3. Executive Compensation. Approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement. 4. Frequency of Executive Compensation Votes. Recommend, on an advisory basis, the frequency that the Company will hold an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers. 5. Reappointment of Auditors. Re-appoint Baker Tilly US, LLP, as the auditors of the Company and to authorize the Board of Directors of the Company to fix that firm’s remuneration and terms of engagement. NOTE: Such other business as may properly come before the Meeting or any adjournment thereof. Board Recommends For For For For For For For For 1 Year For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D86078-P65806